Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2010.

/s/ JAMES L. BARKSDALE
James L. Barksdale
STATE OF MISSISSIPPI
COUNTY OF MADISON
I, Sharon S. Lucius, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ SHARON S. LUCIUS
Notary Public
My Commission Expires:
October 15, 2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2010.

/s/ JOHN A. EDWARDSON
John A. Edwardson
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2010.

/s/ JUDITH L. ESTRIN
Judith L. Estrin
STATE OF CALIFORNIA
COUNTY OF SAN MATEO
I, Steven A. Wagner, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ STEVEN A. WAGNER
Notary Public
My Commission Expires:
7/1/13

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 2010.

/s/ J.R. HYDE, III
J. R. Hyde, III
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Melissa Fleck, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MELISSA FLECK
Notary Public
My Commission Expires:
8/22/2010

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2010.

/s/ SHIRLEY ANN JACKSON
Shirley Ann Jackson
STATE OF NEW YORK
COUNTY OF RENSSELAER
I, Theresa Hobbs, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ Theresa Hobbs
Notary Public
My Commission Expires:
12/27/2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 2010.

/s/ STEVEN R. LORANGER
Steven R. Loranger
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Steven R. Loranger, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2010.

/s/ GARY W. LOVEMAN
Gary W. Loveman
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Gary W. Loveman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2010.

/s/ SUSAN C. SCHWAB
Susan C. Schwab
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Susan C. Schwab, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 2010.

/s/ JOSHUA I. SMITH
Joshua I. Smith
STATE OF MARYLAND
COUNTY OF MONTGOMERY
I, Chaminda Dodangoda, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ CHAMINDA DODANGODA
Notary Public
My Commission Expires:
04/01/2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2010.

/s/ DAVID P. STEINER
David P. Steiner
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David P. Steiner, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2010.

/s/ PAUL S. WALSH
Paul S. Walsh
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-28-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal financial officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2010.

/s/ ALAN B. GRAF, JR.
Alan B. Graf, Jr.
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN
Notary Public
My Commission Expires:
9-28-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal executive officer and a director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2010.

/s/ FREDERICK W. SMITH
Frederick W. Smith
STATE OF TENNESSEE
COUNTY OF SHELBY
I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JUNE Y. FITZGERALD
Notary Public
My Commission Expires:
August 22, 2010

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal accounting officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2010, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2010.

/s/ JOHN L. MERINO
John L. Merino
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Carol A. Whitfield, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ CAROL A. WHITFIELD
Notary Public
My Commission Expires:
Oct. 5, 2013